                 AmeriCredit Automobile Receivables Trust 1997-A
                      Class A-1 5.5150% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.540% Asset Backed Notes
                        6.740% Asset Backed Certificates
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning  01/01/98
Monthly Period Ending     01/31/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                                   $171,196,209
                                                                                                            ------------
     B.   Purchase of Subsequent Receivables                                                                          0
                                                                                                            ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                               5,031,556
                                                                              ------------
          (2)  Collections on Receivables paid off
                 during period                                                  1,630,412
                                                                              ------------
          (3)  Receivables becoming Liquidated Receivables during period        2,470,239
                                                                              ------------
          (4)  Receivables becoming Purchased Receivables during period
                                                                              ------------
          (5)  Cram Down Losses occurring during period
                                                                              ------------
          (6)  Other Receivables adjustments                                       37,187
                                                                              ------------
          (7)  Less amounts allocable to Interest                              (2,511,024)
                                                                              ------------
          Total Monthly Principal Amounts                                                                      6,658,370
                                                                                                            ------------
     D.   End of period Aggregate Principal Balance                                                         $164,537,839
                                                                                                            ------------
                                                                                                            ------------
     E.   Pool Factor                                                                                         73.127948%
                                                                                                            ------------
                                                                                                            ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                Class A-1      Class A-2      Class A-3        TOTAL
                                                                ---------      ---------      ---------        ------
     A.   Beginning of period Note Balance                      $       0     $79,219,661    $70,300,000    $149,519,661
                                                                --------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount                   0       6,658,370              0       6,658,370
     C.   Noteholders' Accelerated Principal Amount                     0               0              0               0
     D.   Accelerated Payment Amount Shortfall                          0               0              0               0
     E.   Note Prepayment Amount                                        0               0              0               0
                                                                --------------------------------------------------------
     F.   End of period Note Balance                            $       0     $72,561,291    $ 70,300,000   $142,861,291
                                                                --------------------------------------------------------
                                                                --------------------------------------------------------
     G.   Note Pool Factors                                      0.000000%      83.764838%    100.000000%     65.796795%
                                                                --------------------------------------------------------
                                                                --------------------------------------------------------


                                       1

IIl.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.   Beginning of period Certificate Balance                                                            $ 7,875,000
                                                                                                            ------------
     B.   Certificateholders' Principal Distributable Amount                                                           0
                                                                                                            ------------
     C.   Certificateholders' Accelerated Principal Amount                                                             0
                                                                                                            ------------
     D.   Certificate Prepayment Amount                                                                                0
                                                                                                            ------------
     E.   End of period Certificate Balance                                                                 $  7,875,000
                                                                                                            ------------
     F.   Certificate Pool Factor                                                                            100.000000%
                                                                                                            ------------
IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                   $          0
                                                                                                            ------------
     B.   Purchase of Subsequent Receivables                                                           0
                                                                                             ------------
     C.   Investment Earnings                                                                          0
                                                                                             ------------
     D.   Investment Earnings Transfer to Collections Account                                          0
                                                                                             ------------
     E.   Payment of Mandatory Prepayment Amount                                                       0
                                                                                             ------------
                                                                                                                       0
                                                                                                            ------------
     F.   End of period Pre-Funding Account balance                                                          $         0
                                                                                                            ------------
                                                                                                            ------------
V.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                                   $  6,658,370
                                                                                                            ------------
                                                                                                            ------------
     B.   Required Pro-forma Security Balance                                                 146,438,677
                                                                                             ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown
            of Total Monthly Principal Amounts)                                               150,736,291
                                                                                             ------------
     D.   Step-down Amount  (B. - C.)                                                                                  0
                                                                                                            ------------
     E.   Principal Distributable Amount  (A.- D.)                                                          $  6,658,370
                                                                                                            ------------
                                                                                                            ------------
VI.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest Account balance                                          $          0
                                                                                                            ------------
     B.   Monthly Capitalized Interest Amount                                                           0
                                                                                             ------------
     C.   Investment Earnings                                                                           0
                                                                                             ------------
     D.   Investment Earnings Transfer to Collections Account                                           0
                                                                                             ------------
     E.   Payment of Overfunded Capitalized Interest Amount                                             0
                                                                                             ------------
     F.   Payment of Remaining Capitalized Interest Account                                             0
                                                                                             ------------
                                                                                                                       0
                                                                                                            ------------
     G.   End of period Capitalized Interest Account balance                                                $          0
                                                                                                            ------------
                                                                                                            ------------

VlI. RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                               $  6,661,968
                                                                                             ------------
          (2)  Liquidation Proceeds collected
                 during period                                                                  1,067,931
                                                                                             ------------
          (3)  Purchase Amounts deposited in Collection
                 Account
                                                                                             ------------
          (4)  (a) Investment Earnings - Collection Account                                        21,833
                                                                                             ------------
               (b) Investment Earnings - Transfer From Prefunding Account                               0
                                                                                             ------------
               (c) Investment Earnings - Transfer From Capitalized
                     Interest Account                                                                   0
                                                                                             ------------
          (5)  Collection of Supplemental Servicing Fees                                          138,065
                                                                                             ------------
          (6)  Monthly Capitalized Interest Amount                                                      0
                                                                                             ------------
          (7)  Mandatory Prepayment Amount
                                                                                             ------------
          Total Available Funds                                                                                7,889,797
                                                                                                            ------------
     B.   Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees                                 454,778
                                                                                             ------------
          (2)  Agent fees                                                                           5,780
                                                                                             ------------
          (3)  Noteholders' Interest Distributable Amount
                   (a)   Class A - 1                                                                    0
                                                                                             ------------
                   (b)   Class A - 2                                                              390,809
                                                                                             ------------
                   (c)   Class A - 3                                                              383,135
                                                                                             ------------
          (4)  Noteholders' Principal Distributable Amount
                   (a)   Class A - 1                                                                    0
                                                                                             ------------
                   (b)   Class A - 2                                                            6,658,370
                                                                                             ------------
                   (c)   Class A - 3                                                                    0
                                                                                             ------------
          (5)  Certificateholders' Interest Distributable Amount                                   44,231
                                                                                             ------------
          (6)  Certificateholders' Principal Distributable Amount                                       0
                                                                                             ------------
          (7)  Security Insurer Premiums                                                           43,965
                                                                                             ------------

          Total distributions                                                                                  7,981,068
                                                                                                            ------------


                                       2


      C.  Excess Available Funds (or Deficiency Claim Amount )                                                   (91,271)
                                                                                                            ------------
      D.  Noteholders' Accelerated Principal Amount                                                                   0
                                                                                                            ------------
      E.  Certificateholders' Accelerated Principal Amount
                                                                                                            ------------
      F.  Deposit to Spread Account                                                                         $          0
                                                                                                            ------------
                                                                                                            ------------
VllI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds (VII.C.)                                                    $          0
                                                                                             ------------
      B.  Pro Forma Security Balance (II.A.-II.B.+III.A.)                                     150,736,291
                                                                                             ------------
      C.  Required Pro Forma Security Balance (89% x (I.D.+IV.F.)                             146,438,677
                                                                                             ------------
      D.  Excess of Pro Forma Balance over Required Balance (B.-C.)                             4,297,614
                                                                                             ------------
      E.  End of Period Class A-1 Note Balance                                                          0
                                                                                             ------------
      F.  Greater of D. or E.                                                                   4,297,614
                                                                                             ------------
      G.  Accelerated Principal Amount (lesser of  A. or F.)                                                $          0
                                                                                                            ------------
                                                                                                            ------------

IX    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                         $150,736,291
                                                                                             ------------
      B.  Required Pro Forma Security Balance                                                 146,438,677
                                                                                             ------------
      C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                           4,297,614
                                                                                             ------------
      D.  End of Period Class A-1 Note Balance                                                          0
                                                                                             ------------
      E.  Greater of C. or D.                                                                   4,297,614
                                                                                             ------------
      F.  Excess Available Funds (VI.C.)                                                                0
                                                                                             ------------
      G.  Investment Earnings on Collection Account                                                21,833
                                                                                             ------------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                  $  4,319,447
                                                                                                            ------------
                                                                                                            ------------

X.    RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                        $ 10,169,055
                                                                                                            ------------

      B.  Additions to Spread Account
          (1)  Deposits from Collections Account (VII. F.)                                              0
                                                                                             ------------
          (2)  Investment Earnings                                                                 47,658
                                                                                             ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                     0
                                                                                             ------------
          Total Additions                                                                                         47,658
                                                                                                            ------------
      C.  Spread Account balance prior to withdrawals                                                         10,216,713
                                                                                                             ------------
      D.  Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                $ 15,195,170
                                                                                             ------------
          (2)  Subsequent Spread Account Deposits                                               5,054,825
                                                                                             ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                      20,249,995
                                                                                             ------------
          (4)  9% of end of period Aggregate Principal Balance                                 14,808,406
                                                                                             ------------
          (5)  $100,000                                                                           100,000
                                                                                             ------------
          (6)  2% of Original Pool Balance                                                      4,500,000
                                                                                             ------------
          (7)  End of period Note and Certificate Balance (before
                 accel. principal shortfall calc)                                             150,736,291
                                                                                             ------------
          (8)  Lesser of (6) or (7)                                                             4,500,000
                                                                                             ------------
          (9)  Greater of (5) or (8)                                                            4,500,000
                                                                                             ------------
         (10)  Aggregate Principal Balance                                                    164,537,839
                                                                                             ------------
         (11)  End of period Note and Certificate Balance (before
                 accel. principal shortfall calc)                                             150,736,291
                                                                                             ------------
         (12)  Line (10) less line (11)                                                        13,801,548
                                                                                             ------------
         (13)  OC level (12)/(10), Maximum 11%                                                      8.39%
                                                                                             ------------
         (14)  14% less OC level, if OC level is greater than 5%                                    5.61%
                                                                                             ------------
         (15)  Percent in (13) or (14)) x End of period Aggregate
                 Principal Balance                                                              9,230,573
                                                                                             ------------
         (16)  15% of end of period Aggregate Principal Balance
                 if Trigger Date                                                                      n/a
                                                                                             ------------
          Requisite Amount of Spread Account (either (3), (4),
            (9), (15), or (16) as applicable)                                                                  9,230,573
                                                                                                            ------------
      E.  Withdrawals from Spread Account

          (1)  Priority First - Deficiency Claim Amount                                            91,271
                                                                                             ------------
          (2)  Priority Second through Third
                                                                                             ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall            4,319,447
                                                                              ------------
                 Accelerated Payment Amount Shortfall in Excess
                   of Requisite Amount                                                                  0
                                                                                             ------------
          (4)  Priority Fifth through Sixth
                                                                                             ------------
          (5)  Priority Seventh - to Servicer                                                     894,869
                                                                                             ------------
          Total withdrawals                                                                                      986,140
                                                                                                            ------------
      F.  End of period Spread Account balance                                                              $  9,230,573
                                                                                                            ------------
                                                                                                            ------------


                                       3


XI.  PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment delinquent
                 more than 60 days at end of period                                          $  5,114,362
                                                                                             ------------
          (2)  Purchased Receivables with Scheduled Payment delinquent more than 60 days at end of period
                                                                                             ------------
          (3)  Beginning of period Principal Balance                                          171,196,209
                                                                                             ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                            2.99%
                                                                                                            ------------
          (5)  Previous Monthly Period Delinquency Ratio                                                           3.04%
                                                                                                            ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                                    3.01%
                                                                                                            ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                  3.01%
                                                                                                            ------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 5.00%)                                                   yes
                                                                                                            ------------
      B.  Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                       $  1,978,107
                                                                                             ------------
          (2)  Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                       22,832,850
                                                                                             ------------
          (3)  Original Pool Balance                                                          224,999,940
                                                                                             ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                         10.15%
                                                                                                            ------------
          (5)  Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 14.88%.)                                                      yes
                                                                                                             ------------

      C.  Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                     $  2,470,239
                                                                                             ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                             ------------
          (3)  Cram Down Losses occurring during period
                                                                                             ------------
          (4)  Liquidation Proceeds collected during period                                    (1,067,931)
                                                                                             ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                         1,402,308
                                                                                             ------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                      9,298,494
                                                                                             ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                             2,094,494
                                                                                             ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded
                 Amount as of the Closing Date                                                225,000,000
                                                                                             ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                 5.69%
                                                                                                            ------------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 8.50%.)                                                      yes
                                                                                                            ------------
      D.  Extension Rate
          (1)  Principal Balance of Receivables extended during
                 current period                                                                 4,583,176
                                                                                             ------------
          (2)  Beginning of Period Aggregate Principal Balance                                171,196,209
                                                                                             ------------
          (3)  Extension Rate (1) divided by (2)                                                                   2.68%
                                                                                                            ------------
          (4)  Previous Monthly Extension Rate                                                                     3.25%
                                                                                                            ------------
          (5)  Second previous Monthly Extension Rate                                                              2.89%
                                                                                                            ------------
          (6)  Average Extension Rate (3)+(4)+(5) divided by 3                                                     2.94%
                                                                                                            ------------
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                        yes
                                                                                                            ------------
XII.  DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                     #      1,500   $ 14,809,019         8.65%
                                                                              ------------------------------------------
          (2)  61-90 days                                                              385      3,584,721          2.09%
                                                                              ------------------------------------------
          (3)  over 90 days                                                            157      1,529,641          0.89%
                                                                              ------------------------------------------
          Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                      2,042   $ 19,923,381         11.64%
                                                                              ------------------------------------------
                                                                              ------------------------------------------


                                       4


XIV.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.  Beginning of period number of Receivables                                                               15,375
                                                                                                            ------------
      B.  Number of Subsequent Receivables Purchased                                                                   0
                                                                                                            ------------
      C.  Number of Receivables becoming Liquidated
            Receivables during period                                                                                233
                                                                                                            ------------
      D.  Number of Receivables becoming Purchased
            Receivables during period
                                                                                                            ------------
      E.  Number of Receivables paid off during period                                                               172
                                                                                                            ------------
      F.  End of period number of Receivables                                                                     14,970
                                                                                                            ------------
                                                                                                            ------------
XV.   STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                                 19.65%
                                                                                                            ------------
      B.  Weighted Average Remaining Term of the Receivables                                                       43.10
                                                                                                            ------------
      C.  Average Receivable Balance                                                                        $     10,991
                                                                                                            ------------
      D.  Aggregate Realized Losses                                                                         $ 10,700,802
                                                                                                            ------------

AmeriCredit Financial Services, Inc.


By:
          ----------------------------------------
Name:     Daniel E. Berce
Title:    Vice Chairman & Chief Financial Officer
Date:     February 4, 1998



                                       5